               Information Statement Pursuant to Section 14(c) of the
                  Securities Exchange Act of 1934 (Amendment No./ /)

     Check the appropriate box:

     / /  Preliminary Information Statement

     / /  Confidential, for use of the Commission Only
          (as permitted by Rule 14c-5(d)(2))


     /X/  Definitive Information Statement


                                Mirage Holdings, Inc.
                   (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

     /X/  No fee required
     / /  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

          (1)  Title of each class of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (2)  Aggregate number of securities to which transaction applies:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (4)  Proposed maximum aggregate value of transaction:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (5)  Total fee paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

/ /  Fee paid previously with preliminary materials:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

/ /  Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (2)  Form, Schedule or Registration Statement No.:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (3)  Filing party:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

          (4)  Date filed:

 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                               MIRAGE HOLDINGS, INC.
                         233 WILSHIRE BOULEVARD, SUITE 510
                               SANTA MONICA, CA 90401

                      NOTICE OF THE TAKING OF CORPORATE ACTION
                        WITHOUT A MEETING BY WRITTEN CONSENT

     Notice is hereby given that the holders of at least 51% of the outstanding stock of Mirage Holdings, Inc., a Nevada corporation (the "Company" or "Mirage"), shall, on or about June 2, 1999, change its name from Mirage Holdings, Inc., a Nevada corporation to NetSol International, Inc., a Nevada corporation. The purpose of this name change is due to the recent acquisition
of Network Solutions (Pvt) Limited and NetSol (UK) by the Company.   A Board of
Directors will be installed until the next annual meeting of shareholders.

     The Company will simultaneously file for a symbol change. Currently, Mirage's symbol is "MGHI". The Company will have as its options "NETS", "NSOL" NSII" or "NSLI" and will choose one that is available.

     The accompanying information statement is furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934.

                                       By Order of the Board of Directors,

                                       /s/Najeeb Ghauri
                                       -----------------------------------
                                       Najeeb Ghauri
                                       President, Chief Executive Officer,
                                       Chief Financial Officer, Secretary

                               MIRAGE HOLDINGS, INC.
                        233 WILSHIRE BOULEVARD, SUITE 510
                              SANTA MONICA, CA 90401

                                INFORMATION STATEMENT

     This Information Statement is furnished in connection with the taking of corporate action without a meeting by less than unanimous written consent of stockholders. On June 6, 1999, the holders of at least 51% of the outstanding stock of Mirage Holdings, Inc., a Nevada corporation (the "Company") agree to change the name of the Company to "NetSol International, Inc., a Nevada corporation." Upon such name change, the Company will also change its symbol to correspond more appropriately with NetSol International, Inc., a Nevada corporation by less than unanimous written consent in lieu of taking such action at a special meeting of stockholders. Please be advised, therefore, that this is only an Information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. The form of Consent is attached hereto for your information.

     This Information Statement is first being sent or given to stockholders on June 2, 1999. Record holders of the Common Stock at the close of business on May 10, 1999 are entitled to receive a copy of this Information Statement. Each stockholder is entitled to one vote for each share of Common Stock held. On May 5, 1999, there were 4,002,065 Common Stock outstanding.

                                     NAME CHANGE

GENERAL INFORMATION

     Pursuant to the Bylaws and general Nevada corporate law by at least 51% of the outstanding stock, the Company plans on changing its name from Mirage Holdings, Inc. to NetSol International, Inc. This change came about as a result of the Company's recent acquisition of Network Solutions (Pvt) Limited ("NetSol (Pvt)"), a software development and export company located in Lahore, Pakistan and the acquisition of NetSol (UK) Limited ("NetSol (UK)") a sister company of NetSol Pvt located in Milton Keynes, England in April, 1999.

NAME CHANGE

     As a result of this acquisition, Mirage became a software development company and ceased its affiliation, operations and/or association's with the clothing industry. Accordingly, the Board of Directors would like to change the name of Mirage to NetSol International, Inc.

SYMBOL CHANGE

     Mirage's current symbol is MGHI for its common stock and WMGHI for its warrants. The Board of Directors of Mirage will file for a new symbol to correspond with NetSol International, Inc. The four choices presented are:
"NETS", "NSOL", "NSII" or "NSLI."

BOARD OF DIRECTORS

     A new Board of Directors will be installed until the next annual meeting of shareholders. The Board members are as follows:

NETSOL INTERNATIONAL, INC. BOARD OF DIRECTORS

Salim Ghauri
Najeeb Ghauri
Naeem Ghauri
Irfan Mustafa
Earl Shannon
Shahab Ghauri

     The Company intends to call for a vote to confirm their majority shareholders action by consent in its Annual Meeting of Shareholders scheduled on or about October 16, 1999.

                                       By Order of the Board of Directors,


                                       /s/ Najeeb Ghauri
                                       ---------------------------------------
                                       Najeeb Ghauri
                                       President, Chief Executive Officer,
                                       Chief Financial Officer, Secretary


     A copy of the Company's Annual Report on Form 10-K for the year ended June 30, 1998, which has been filed with the SEC pursuant to the Exchange Act, may be obtained without charge upon written request to Najeeb Ghauri, President, Chief Executive Officer, Chief Financial Officer, Secretary, Mirage Holdings, Inc., 233 Wilshire Boulevard, Suite 510, Santa Monica, California, 90401 or from the Internet at WWW.SEC.GOV from the SEC's Edgar database.

                                  [FORM OF CONSENT]

                            CONSENT ACTION IN WRITING OF
                            THE MAJORITY SHAREHOLDERS OF
                               MIRAGE HOLDINGS, INC.
                                a Nevada Corporation

                                 IN LIEU OF MEETING

     The undersigned majority shareholders of Mirage Holdings, Inc. (the "Company"), acting pursuant to Section 78.3793 of the Nevada General Corporation Law and the Company's Bylaws, hereby consent to take the following actions.

NAME CHANGE, SYMBOL CHANGE AND BOARD OF DIRECTORS

     The Company will change its name to the following:

[INSTRUCTIONS TO SHAREHOLDERS: If you would like to vote for the name change and symbol change please mark the box underneath each paragraph relating to the name
and symbol change.   If you wish to withhold your vote for the acquisition or
abstain from voting on this issue, please mark the box underneath which states:
"I hereby withhold my vote for this acquisition." If neither box is checked, your vote, either for, against, or abstaining, cannot be counted, so kindly check one box or the other, indicating your preference.

     Pursuant to the Bylaws and general Nevada corporate law, the Company plans on changing its name to NetSol International, Inc., a Nevada Company.

     / / I hereby vote to change the name of the Company
     / / I hereby withhold my vote for this name change

     In addition, the Company plans to change its symbol.

     / / I hereby vote to change the symbol
     / / I hereby withhold my vote for this change

     Finally, the Company will have an interim Board of Directors until the next annual meeting of stockholders.

     / / I hereby vote in favor of the Interim Board of Directors
     / / I hereby withhold my vote for the Board of Directors


     NOW, THEREFORE, if a majority of the shares vote to elect to acquire these companies, BE IT RESOLVED that the Company change its name and its symbol.

EFFECTIVENESS OF THIS CONSENT

     This Consent shall be effective for no longer than sixty (60) days from the date of the first signature below. The Company intends to call for a vote to ratify this majority shareholders action by consent at its Annual Meeting of Shareholders on or about October 15, 1999.

REVOCABILITY OF THIS CONSENT

     This consent is fully revocable by a writing received by the Company prior to the time that written consents of the number of shares required to authorize the proposed action have been filed with the Secretary of the Company. Such revocation is effective upon its receipt by the Secretary of the Company. If you wish to revoke this consent after you have signed it, please mail, fax, or send by overnight delivery, your revocation in writing to:

                            Mr. Najeeb Ghauri, Secretary
                                Mirage Holdings, Inc.
                          233 Wilshire Boulevard, Suite 510
                                Santa Monica, CA 90401
                               Facsimile: 310-395-0891
FURTHER ACTION

     RESOLVED, that the Officers and Directors of the Company are authorized to take such further action as they may deem necessary or appropriate to carry out the purpose and intent of the foregoing resolutions.

FACSIMILE SIGNATURES

     RESOLVED, that facsimile signatures of the shareholders on this Consent shall be deemed to be original signatures for all intents and purposes.

CERTIFICATION

     The undersigned hereby consent to this action and the resolutions set forth above and direct and authorize that a copy of this Consent Action in Writing by the Majority Stockholders be placed by the Company's Secretary with the minutes of the proceedings of the Stockholders in the official records of the Company.

SHAREHOLDER SIGNATURE:
------------------------------------------------------------------------------
 Print Name:                          Date Signed:      Number of Shares Held:
 -----------------------------------

 Sign Name:
 -----------------------------------  ----------------  ----------------------
------------------------------------------------------------------------------